SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  April 8, 2010

                          AVSTAR AVIATION GROUP, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)

           Colorado                0-30503                 76-0635938
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(State or other jurisdiction  (Commission File Number) (IRS Employer ID Number)
     of incorporation)

           3600 Gessner, Suite 220, Houston, Texas           77063
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          (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code    (281) 710-7103
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
             Exchange Act   (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On April 8, 2010, (a) Twin Air Calypso Services, Inc., a newly-formed, indirect wholly-owned Florida subsidiary (the "New Subsidiary") of AvStar
Aviation Group, Inc. (the "Company"), and (b) Miami Aviation Maintenance Co. ("MAMCO") executed a bill of sale whereby MAMCO assigned to the New Subsidiary certain of its assets used to provide aviation maintenance, repair and overhaul ("MRO") services. These assets were assigned in consideration of 750,000 shares of the Company's common stock. In connection with the organization of the New Subsidiary, San Diego Airmotive ("SDA"), a wholly-owned subsidiary of the Company, had previously assigned all of its assets to the New Subsidiary in consideration of all of the shares of the common stock of the New Subsidiary to be outstanding for the foreseeable future. The New Subsidiary was formed to provide aviation MRO services, as well as airline support services. The services will be offered out of North Perry Field in Broward County, Florida in Hollywood, Florida. The impetus for the transaction was the recent termination of SDA's Hangar Sublease at French Valley Airport in Southern California and the perception that the continuation of the business, historically conducted by SDA, in Florida was advisable in view of the perceived greater strength of the local Florida economy relative to the local California market in which SDA has historically provided services.

ITEM  2.01.  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSET.

     The information included in Item 1.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 2.01 of this Current Report on Form 8-K.

     The consideration for the acquisition of the interests in the MAMCO assets (including the number of shares issued to MAMCO) was determined in arms-length negotiations between the Company's management and MAMCO's management. The factors addressed by the Company in negotiating this consideration included the Company's need to find a location to continue the business historically conducted by SDA; the perceived greater strength of the local Florida economy relative to the local California market in which SDA has historically provided services; the future prospects for a business using the combined assets of MAMCO and SDA in Florida in terms of revenues and earnings; an assessment of the ability of a particular member of MAMCO's management who would serve as the New Subsidiary's president to contribute to the management of the New Subsidiary's business; anticipated ability of the Company's business to grow and take advantage of new business opportunities using the combined assets of MAMCO and SDA in Florida; and the restricted nature of the stock consideration issued in connection with the acquisition.

     Prior to the consummation of the acquisition of the MAMCO assets, the Company had explored with the shareholders of MAMCO the Company's acquisition of all of the outstanding stock in MAMCO and a brother-sister corporation. In this connection, the Company had entered into a stock purchase agreement with the shareholders of MAMCO in 2007 to acquire the outstanding stock in MAMCO and the brother-sister corporation. This transaction did not close timely, and the stock purchase agreement expired. The Company and the shareholders of MAMCO have continued to explore a transaction akin to the one provided for by the expired stock purchase agreement, and have entered into a letter of intent in this regard in December 2009. With the Company's acquisition of the MAMCO assets, the letter of intent will no longer cover the acquisition of MAMCO, but it remains in effect with regard to the brother-sister corporation. No definitive agreement has been entered into in connection with this letter of intent. There can be no assurance that the entry into a definitive agreement in this regard or the completion of the acquisition of the brother-sister corporation will occur.

ITEM  3.02.  UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

     The information included in Item 1.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.

     The issuance of the 750,000 shares of the Company's Common Stock in connection with the acquisition of certain assets of MAMCO is claimed to be exempt pursuant to Section 4(2) of the Securities Act of 1933 (the "Act") and Rule 506 of Regulation D under. No advertising or general solicitation was employed in offering these securities. The offering and sale was made only to one person, and subsequent transfers were restricted in accordance with the requirements of the Act.

     The securities issued in connection with the acquisition were not registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements  of  Business  Acquired.

     The Company is currently determining whether or not financial statements are required to be filed under this Item 9.01(a). If the Company determines that financial statements are so required, they will be filed within 71 calendar days of the date hereof.

     (b)     Pro  Forma  Financial  Information.

     The Company is currently determining whether or not pro forma financial statements are required to be furnished under this Item 9.01(b). If the Company determines that pro forma financial statements are so required, they will be filed within 71 calendar days of the date hereof.

(c)     Exhibits

Exhibit No.     Description
-----------     -----------

10.1 Bill of Sale dated April 8, 2010 by and between Twin Air Calypso Services, Inc. and Miami Aviation Maintenance Co.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AVSTAR AVIATION GROUP, INC.


Date:  April 13, 2010                 /s/     Henry A. Schulle
                                     -------------------------
                                              Henry A. Schulle,
                                              Vice President